Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Vigilant Diversified Holdings, Inc. (the “Company”) for the period ending September 30, 2016, as filed with the Securities and Exchange Commission on or about the date hereof (“Report”), I, Todd Vigil, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 11, 2017	/s/ Todd Vigil
Todd Vigil Chief Executive Officer (Principal Executive Officer)